UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023

THERMOGENESIS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 858-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	THMO	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On March 6, 2023, ThermoGenesis Holdings, Inc. (the “Company”) entered into an Amendment No. 2 (the “Amendment to Note”) to its Second Amended and Restated Convertible Promissory Note with Boyalife Group Inc. (the “Note”), and an Amendment No. 3 (the “Amendment to Credit Agreement”) to its First Amended and Restated Revolving Credit Agreement with Boyalife Group Inc. (the “Credit Agreement”). The Amendment to Note amends and extends the maturity date of the Note from March 6, 2023 to December 31, 2023, and provides that interest accrued and unpaid as of March 6, 2023 will be added to the principal balance of the Note, resulting in an outstanding principal balance of $7,277,965 as of March 6, 2023. The Amendment to Credit Agreement amends the Credit Agreement to change the defined term “Termination Date” to be December 31, 2023.

Except for the foregoing, no material changes were made to the Note or the Credit Agreement.

The foregoing descriptions of the Amendment to Note and Amendment to Credit Agreement is qualified in its entirety by reference to the full text of each document, which are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Item 3.03.         Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2023, the Board of Directors (the “Board”) of the Company approved and adopted an amendment to the Company’s Amended and Restated Bylaws (effective November 1, 2019), as amended, to add a provision requiring the approval of two-thirds of the directors then in office in order for the Company to (i) enter into a transaction that would constitute a “Change of Control” (as defined in the Amendment), (ii) file a voluntary petition in bankruptcy, or (iii) amend or repeal the foregoing two-thirds vote requirements (the “Amendment”). The Amendment was adopted as a condition to the Boyalife Group’s agreement to extend the maturity date under the Note and Credit Agreement as described in Item 1.01 above. Concurrent with the adoption of the Amendment, the Board restated the Amended and Restated Bylaws to incorporate the Amendment, as well as prior amendments adopted subsequent to November 1, 2019 (the “Restated Bylaws”).

The foregoing descriptions of the Amendment and the Restated Bylaws are qualified in their entirety by reference to the complete terms and conditions of the Amendment and the Restated Bylaws, attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
3.1	Third Amendment to Amended and Restated Bylaws
3.2	Amended and Restated Bylaws, effective March 6, 2023
10.1	Amendment No. 2 to Second Amended and Restated Convertible Promissory Note, dated March 6, 2023, between ThermoGenesis Holdings, Inc. and Boyalife Group Inc.
10.2	Amendment No. 3 to First Amended and Restated Revolving Credit Agreement, dated March 6, 2023, between ThermoGenesis Holdings, Inc. and Boyalife Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.

Dated: March 9, 2023	/s/ Jeffery Cauble
Jeffery Cauble Chief Financial Officer